UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2026

Wealthfront Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42987	20-8280144

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

261 Hamilton Avenue Palo Alto, California	94301

(Address of principal executive offices)	(Zip Code)

(844) 995-8437
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	WLTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On January 12, 2026, Wealthfront Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended October 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. As previously announced, the Company will host a conference call on January 12, 2026 at 2:00 p.m. PT/5:00 p.m. ET.
Item 7.01 Regulation FD Disclosure.
On January 12, 2026, the Company posted a supplemental information presentation to its website at ir.wealthfront.com, which is attached hereto as Exhibit 99.2.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

The Company announces material information to the public through filings with the Securities and Exchange Commission (the “SEC”), the investor relations page on its website (ir.wealthfront.com), press releases, public conference calls, public webcasts, and its social media accounts on X, Instagram, Facebook, and LinkedIn in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

The content of the Company’s websites and information that the Company may post on or provide to online and social media channels, including those mentioned above, and information that can be accessed through the Company’s websites or these online and social media channels are not incorporated by reference into this Current Report on Form 8-K or in any other report or document the Company files with the SEC, and any references to the Company’s websites or these online and social media channels are intended to be inactive textual references only.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Wealthfront Corporation dated January 12, 2026
99.2	Supplemental Information Presentation for the third fiscal quarter ended October 31, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wealthfront Corporation

Date:	January 12, 2026	By:	/s/ Alan Imberman
Name: Alan Imberman
Title: Chief Financial Officer